UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OCONEE FEDERAL FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 14, 2022

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Oconee Federal Financial Corp. The Annual Meeting will be held at the main office of Oconee Federal Savings and Loan Association, 115 East North Second Street, Seneca, South Carolina 29678 on November 17, 2022, at 4:30 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Oconee Federal Financial Corp. Also enclosed for your review is our 2022 Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of two directors, the consideration of an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement and the ratification of the appointment of Elliott Davis LLC as our independent registered public accounting firm for the year ending June 30, 2023.

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Oconee Federal Financial Corp. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” the election of the directors, “FOR” the advisory, non-binding proposal on our executive compensation and “FOR” the ratification of the appointment of our independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Our Proxy Statement and the 2022 Annual Report to Stockholders are available at
https://oconeefederal.q4ir.com/proxy-materials/default.aspx

Sincerely,

Curtis T. Evatt

President and Chief Executive Officer

Oconee Federal Financial Corp.
201 East North Second Street
Seneca, South Carolina 29678
(864) 882-2765

NOTICE OF
2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 17, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders of Oconee Federal Financial Corp. will be held at the main office of Oconee Federal Savings and Loan Association, 115 East North Second Street, Seneca, South Carolina 29678 on November 17, 2022, at 4:30 p.m., local time.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.the election of two directors;

2.an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement;

3.the ratification of the appointment of Elliott Davis LLC as independent registered public accounting firm for the year ending June 30, 2023; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 30, 2022 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF OCONEE FEDERAL FINANCIAL CORP. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

Harry B. Mays, Jr.
  Secretary

Seneca, South Carolina
October 14, 2022

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Oconee Federal Financial Corp.
201 East North Second Street
Seneca, South Carolina 29678
(864) 882-2765

2022 ANNUAL MEETING OF STOCKHOLDERS

November 17, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Oconee Federal Financial Corp. to be used at the 2022 Annual Meeting of Stockholders, which will be held at the main office of Oconee Federal Savings and Loan Association, 115 East North Second Street, Seneca, South Carolina 29678 on November 17, 2022, at 4:30 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 14, 2022.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Oconee Federal Financial Corp. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” proposals I, II and III, as set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Oconee Federal Financial Corp. at the address shown above, delivering a later-dated proxy card or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Oconee Federal Financial Corp. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Oconee Federal Financial Corp.’s shares of common stock, par value $0.01 per share, as of the close of business on September 30, 2022 are entitled to one vote for each share then held. As of September 30, 2022, there were 5,609,268 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the nominees proposed by the Board or to WITHHOLD authority for the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election for directors.

As to the advisory, non-binding resolution with respect to the executive compensation as described in this Proxy Statement, a stockholder may: (i) vote FOR the resolution; (ii) vote AGAINST the resolution; (iii) or ABSTAIN from voting on the resolution. The affirmative vote of a majority of the votes present at the Annual Meeting, in person or by proxy, and entitled to vote on the resolution, is required for the approval of this non-binding resolution. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against. While this vote is required by law, it will neither be binding on us or our Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on us or our Board of Directors. However, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

As to the ratification of Elliott Davis LLC as the independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes present at the Annual Meeting, in person or by proxy, and entitled to vote, is required for the ratification of Elliott Davis LLC as the independent registered public accounting firm for the year ending June 30, 2023. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

Participants in the ESOP, 401(k) Plan and Holders of Non-Vested Restricted Stock. If you participate in the Oconee Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) or if you hold Oconee Federal Financial Corp. common stock through the Oconee Federal Savings and Loan Association 401(k) Profit Sharing Plan (the “401(k) Plan”), you will receive a vote authorization form for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee will vote all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the Oconee Federal Financial Corp. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. Pursuant to the terms of the Oconee Federal Financial Corp. 2012 Equity Incentive Plan, a participant is entitled to direct how to vote the non-vested restricted shares of Oconee Federal Financial Corp. awarded to him or her. The deadline for returning your voting instructions is November 10, 2022.

As provided in our Charter, no person may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of the outstanding stock of any class of voting stock of Oconee Federal Financial Corp. held by persons other than Oconee Federal, MHC. Persons who beneficially own in excess of 10% of our common stock held by stockholders other than Oconee Federal, MHC are not entitled to vote any shares held in excess of the 10% limit, and shares held in excess of the 10% limit shall not be counted as stock entitled to vote or counted as voting stock in connection with any matters submitted to the stockholders for a vote. This limitation does not apply to a transaction in which an underwriter purchases stock in connection with a public offering, or the purchase of stock by an ESOP or other tax-qualified employee stock benefit plan that is exempt from applicable regulatory approval requirements. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Oconee Federal Financial Corp. and the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of September 30, 2022, the shares of common stock beneficially owned by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Oconee Federal, MHC 201 East North Second Street Seneca, South Carolina 29678	4,164,415	74.24%

(1)Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of five members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period and until their successors shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board of Directors has nominated Harry B. Mays and Cecil T. Sandifer, Jr. to serve as a director for a three-year term. Each nominee is currently a director of Oconee Federal Financial Corp.

The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

Name	Position(s) Held With Oconee Federal Financial Corp. or Oconee Federal Savings and Loan Association	Age(1)	Director Since(2)	Current Term Expires	Shares Beneficially Owned(3)		Percent of Class

NOMINEES
Harry B. Mays, Jr.	Director	75	2009	2022	11,169	(4)	*
Cecil T. Sandifer, Jr.	Director	74	1985	2022	47,251	(5)	*

CONTINUING BOARD MEMBERS
Curtis T. Evatt	President, Chief Executive Officer and Director	50	2010	2023	130,779	(6)	2.33%
Robert N. McLellan, Jr.	Chairman of the Board	66	2005	2021	18,359	(7)	*
W. Maurice Poore	Director	78	1995	2021	36,860		*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
C. Todd Latiff	Executive Vice President and Chief Banking Officer	48	N/A	N/A	15,577	(8)	*
John W. Hobbs	Executive Vice President and Chief Financial Officer	60	N/A	N/A	13,251	(9)	*
David H. Stafford	Senior Vice President and Chief Operations Officer	45	N/A	N/A	12,081	(10)	*

All Directors and Executive Officers as a Group (8 persons)					285,327		5.09%

*Less than 1%.

(1)As of June 30, 2022.

(2)Includes service with Oconee Federal Savings and Loan Association and Oconee Federal Financial Corp.

(3)As of the voting record date.

(4)Includes 2,000 shares held jointly with Mr. Mays’ spouse and 1,000 shares held jointly with Mr. Mays’ son.

(5)Includes 250 shares held as custodian for Mr. Sandifer’s grandson and 228 shares held as custodian for Mr. Sandifer’s granddaughter.

(6)Includes 10,000 shares held in Mr. Evatt’s account in the 401(k) plan, 1,000 shares held as custodian for Mr. Evatt’s son, 1,000 shares held as custodian for Mr. Evatt’s daughter, and 21,268 shares held by the ESOP.

(7)Includes 4,968 shares held in an IRA for the benefit of Mr. McLellan and 6,250 shares held in an inherited IRA for the benefit of Mr. McLellan.

(8)Includes 6,377 shares held by the ESOP, 1,500 shares held in an IRA for the benefit of Mr. Latiff and vested options to purchase 7,700 shares.

(9)Includes 4,800 unvested shares of restricted stock, 2,251 shares held by the ESOP and vested options to purchase 5,000 shares.

(10)Includes 2,500 unvested shares of restricted stock and 4,542 shares held by the ESOP.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and the nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Oconee Federal Savings and Loan Association.

Directors

Curtis T. Evatt currently serves as President and Chief Executive Officer of Oconee Federal Savings and Loan Association. He was appointed President in 2014 and Chief Executive Officer in 2017, and also served as Chief Financial Officer from 2016 until 2017. He has been employed by Oconee Federal Savings and Loan Association since 1988, and has held several positions prior to being named President, including Executive Vice President and Chief Financial Officer, a position he held beginning in 2010, Senior Vice President and Assistant Secretary, a position he held from 2007 through 2010, and Treasurer. He was also elected to the Board of Directors of Oconee Federal Savings and Loan Association beginning in 2010. Mr. Evatt was selected to serve as a director of Oconee Federal Financial Corp. because his experience in a variety of roles at Oconee Federal Savings and Loan Association, particularly in finance and accounting, provides perspective on the challenges facing our organization and our business strategies and operations.

Harry B. Mays, Jr. is currently retired. Prior to his retirement in 2014, he was the owner of, and served as pharmacist at, Mays Clinic Pharmacy, a position he held since 1973. Mr. Mays was selected to serve as a director of Oconee Federal Financial Corp. because his experience managing his own business provides insight and perspective with respect to general business operations, as well as experience reviewing financial statements.

Robert N. McLellan, Jr. is the President and majority owner of Byrd-McLellan Agency, Inc., an insurance agency in Seneca, South Carolina. He has been employed at Byrd-McLellan agency since 1975, and became majority (51%) owner in 1986. Mr. McLellan has served as the Chairman of the Board of Oconee Federal Financial Corp. and Oconee Federal Savings and Loan Association since 2017. Mr. McLellan was selected to serve as a director of Oconee Federal Financial Corp. because his experience managing his own business provides insight and perspective with respect to general business operations, as well as experience reviewing financial statements.

Cecil T. Sandifer, Jr. is President of Heritage Memorial Garden, Inc., a cemetery services company in Westminster, South Carolina. He has been employed by Heritage Memorial Garden, Inc. since its formation in 1998 and is the 75% owner. In 2017, Mr. Sandifer stepped down as President and Chief Executive Officer of Sandifer Funeral Home in Westminster, South Carolina. Prior to his departure, Mr. Sandifer had been employed by Sandifer Funeral Home since 1964. Mr. Sandifer was selected to serve as a director of Oconee Federal Financial Corp. because his experience managing his own business provides insight and perspective with respect to general business operations, as well as experience reviewing financial statements.

W. Maurice Poore is currently retired. Prior to his retirement in 2009, he served as the Executive Vice President and Treasurer of Oconee Federal Savings and Loan Association, a position he held since 1998. He was employed by Oconee Federal Savings and Loan Association from 1970 until his retirement, and held several positions prior to being named Executive Vice President and Treasurer, including Vice President and Assistant Treasurer. Mr. Poore was selected to serve as a director of Oconee Federal Financial Corp. because his experience in a variety of roles at Oconee Federal Savings and Loan Association provides a broad and unique perspective on the challenges facing our organization and our business strategies and operations, and because his service as Treasurer provides unique insight into our financial accounting practices and procedures, financial reporting and our relationship with our auditors.

Executive Officers Who Are Not Directors

C. Todd Latiff is the Executive Vice President and Chief Banking Officer of Oconee Federal Savings and Loan Association, and was appointed to those positions in 2015. Mr. Latiff has been employed by Oconee Federal Savings and Loan Association since 2014, previously serving as Senior Vice President and Senior Banking Officer. Mr. Latiff has over 20 years of banking experience, serving as Market President for the Midlands Region of South Carolina at Regions Bank from 2012 to 2014. Prior to that, he served in a number of roles at Carolina First Bank (now TD Bank) from 2002 to 2012, including Oconee County Executive, Commercial Banking Manager, and Commercial Banking Team Leader.

John W. Hobbs is the Executive Vice President and Chief Financial Officer of Oconee Federal Financial Corp. and Oconee Federal Savings and Loan Association, and joined Oconee Federal Financial Corp. and Oconee Federal Savings and Loan Association as Senior Vice President and Chief Financial Officer in 2017. Mr. Hobbs has over 30 years of banking experience. From 2011 to 2016, Mr. Hobbs served as the Controller and later as the Chief Financial Officer and Chief Risk Officer of Greer Bancshares. From 2004 through 2011, Mr. Hobbs served as Chief Financial Officer of CommunitySouth Financial Corporation. Mr. Hobbs is a licensed Certified Public Accountant.

David H. Stafford is the Executive Vice President and Chief Operations Officer of Oconee Federal Savings and Loan Association, and initially joined Oconee Federal Savings and Loan Association as a Vice President in 2015, subsequently serving as Senior Loan Officer and Senior Banking Officer.  Mr. Stafford has over 20 years of banking and lending experience, including with Ford Motor Credit, Carolina First Bank, Cornerstone National Bank and HomeTrust Bank.

Board Independence

The Board of Directors has determined that each of Oconee Federal Financial Corp.’s directors, with the exception of Mr. Evatt, is an “independent director” as defined in Rule 5605(a)(2) of the listing standards of the Nasdaq Stock Market. In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under “—Transactions With Certain Related Persons,” below. Oconee Federal Savings and Loan Association has purchased certain of its insurance policies through the Byrd-McLellan Agency, which received commissions of $39,538, $38,452 and $36,828 for the fiscal years ended June 30, 2022, 2021 and 2020, respectively.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Robert N. McLellan, Jr., who is an independent director. This structure ensures a greater role for the independent directors in the oversight of Oconee Federal Financial Corp. and Oconee Federal Savings and Loan Association and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. To further assure effective independent oversight, the independent directors meet in executive sessions periodically to discuss certain matters such as our independent audit and internal controls. The Board recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect Oconee Federal Financial Corp. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, through regular reports directly from officers responsible for oversight of particular risks, and through internal and external audits. Risks relating to the operations of Oconee Federal Savings and Loan Association are further overseen by the Board of Directors of Oconee Federal Savings and Loan Association, who are the same individuals who serve on the Board of Directors of Oconee Federal Financial Corp. The Board of Directors of Oconee Federal Savings and Loan Association also has additional committees that conduct risk oversight separate from Oconee Federal Financial Corp. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended June 30, 2022, we believe that each of Messrs. Evatt, Mays and McLellan, Jr. filed an amended Form 4 to report the disposition of shares to Oconee Federal Financial Corp., and that no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

Oconee Federal Financial Corp. has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. Oconee Federal Savings and Loan Association has posted this Code of Ethics on its Internet website at www.oconeefederal.com.

Attendance at Annual Meetings of Stockholders

Oconee Federal Financial Corp. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All of the directors of Oconee Federal Financial Corp. attended the 2022 annual meeting of stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Oconee Federal Financial Corp., 201 East North Second Street, Seneca, South Carolina 29678, Attention: Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed, or to another employee of Oconee Federal Financial Corp. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Meetings and Committees of the Board of Directors

The business of Oconee Federal Financial Corp. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Oconee Federal Financial Corp. are the Audit, Compensation and Nominating and Corporate Governance Committees.

The Board of Directors met at seven regular meetings and no special meetings during the year ended June 30, 2022. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Mays, McLellan, Sandifer and Poore, each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Poore serves as chair of the Audit Committee. The Audit Committee also serves as the audit committee of the Board of Directors of Oconee Federal Savings and Loan Association. The Audit Committee does not have an “audit committee financial expert” as defined under applicable SEC rules. The Board of Directors does not believe it is necessary to have such a person on the Audit Committee because each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions. In addition, each Audit Committee member other than Mr. Poore has overseen and assessed the finances and financial reporting of his own business, and Mr. Poore served as Treasurer and Assistant Treasurer of Oconee Federal Savings and Loan Association for over 25 years prior to his retirement in 2009.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.oconeefederal.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Oconee Federal Financial Corp. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met six times during the year ended June 30, 2022.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Directors Mays, Poore and Sandifer, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Mays serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee also serves as the nominating and corporate governance committee of the Board of Directors of Oconee Federal Savings and Loan Association. The Nominating and Corporate Governance Committee operates under a written charter which is available on our Internet website at www.oconeefederal.com. The Nominating and Corporate Governance Committee met two times during the year ended June 30, 2022.

The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating and Corporate Governance Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Oconee Federal Savings and Loan Association’s position in its community and can assist Oconee Federal Savings and Loan Association with business development through business and other community contacts. The Board of Directors considers the following criteria in evaluating and selecting candidates for nomination:

•the candidate’s relevant financial, regulatory and business experience and skills, including knowledge of the banking and financial services industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

•the candidate’s familiarity with Oconee Federal Financial Corp.’s market areas and participation in local business, civic, or charitable organizations;

•the candidate’s personal and professional integrity, honesty and reputation;

•the candidate’s ability to represent the best interests of Oconee Federal Financial Corp. and its stockholders, including potential for conflicts of interests with the candidate’s other endeavors;

•the candidate’s ability to devote sufficient time and energy to perform his or her duties, including the ability to attend meetings and the number of boards and committees of other public companies on which the candidate serves; and

•whether or not the candidate would be independent under applicable SEC rules and Nasdaq listing standards for purposes of service on the Board of Directors or on any particular committee.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Oconee Federal Financial Corp.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

In accordance with our Bylaws, a person is not qualified to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency. During the year ended June 30, 2022, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Secretary at 201 East North Second Street, Seneca, South Carolina 29678. The Secretary must receive a submission not less than 120 days prior to the anniversary of the date of the proxy statement relating to the prior year’s annual meeting. The submission must include the following:

•A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•The name and address of the stockholder, and the number of shares of Oconee Federal Financial Corp.’s common stock that are held of record by such stockholder;

•The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•The candidate’s written consent to serve as a director;

•A statement of the candidate’s business and educational experience;

•Such other information regarding the candidate as would be required to be included in Oconee Federal Financial Corp.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•A statement disclosing whether the stockholder is acting with or on behalf of any other person, and, if applicable, the identity of such other person.

Submissions that are received and that satisfy the above requirements are forwarded to the Nominating and Corporate Governance Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

Compensation Committee. The Compensation Committee is comprised of Messrs. Mays, McLellan and Sandifer, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. No member of the Compensation Committee is a current or former officer or employee of Oconee Federal Financial Corp. or Oconee Federal Savings and Loan Association. Mr. McLellan serves as the chair of the Compensation Committee. The Compensation Committee met four times during the year ended June 30, 2022.

The Compensation Committee is responsible for developing compensation guidelines, establishing the compensation of the Chief Executive Officer, and recommending to the entire Board of Directors the compensation for the Chief Financial Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation.

The Compensation Committee operates under a written charter which is available on our Internet website at www.oconeefederal.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

•To attract, retain and motivate an experienced, competent executive management team;

•To reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

•To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•To encourage ownership of our common stock through stock-based compensation to all levels of management; and

•To maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Oconee Federal Financial Corp. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. In addition, the Compensation Committee may delegate to management certain of its duties and responsibilities, including the adoption, amendment, modification or termination of benefit plans.

The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Oconee Federal Financial Corp.’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. While the Compensation Committee did not engage a compensation consultant for the 2022 fiscal year, the Compensation Committee has utilized peer data and bank compensation surveys compiled by trade groups in designing our compensation program. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•We have reviewed and discussed with management our audited consolidated financial statements for the year ended June 30, 2022;

•We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission; and

•We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committees concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2022 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Oconee Federal Financial Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

W. Maurice Poore, Chairman	Robert N. McLellan, Jr.
Harry B. Mays, Jr.	Cecil T. Sandifer, Jr.

Transactions With Certain Related Persons

In the ordinary course of business, Oconee Federal Savings and Loan Association makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Oconee Federal Savings and Loan Association. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Oconee Federal Savings and Loan Association. This does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and that is subject to the insider lending restrictions of the Federal Reserve Act. All loans to our directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

EXECUTIVE COMPENSATION

Summary Compensation Table. The table below summarizes for the years ended June 30, 2022 and 2021 the total compensation paid to or earned by our President and Chief Executive Officer, Curtis T. Evatt, and our three other most highly compensated executive officers. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All other compensation ($)(4)	Total ($)
Curtis T. Evatt	2022	281,650	13,725	—	—	74,013	369,388
President and Chief Executive Officer	2021	270,900	13,239	—	—	73,819	357,958

C. Todd Latiff	2022	213,594	10,481	—	—	31,054	255,129
Executive Vice President and Chief Banking Officer	2021	207,834	12,576	—	—	38,313	258,723

John W. Hobbs	2022	181,320	8,635	—	—	29,114	219,069
Executive Vice President and Chief Financial Officer	2021	168,300	8,038	138,960	16,700	24,806	356,804

David H. Stafford	2022	193,792	9,326	—	—	29,442	232,560
Senior Vice President and Chief Operations Officer	2021	182,360	9,402	57,900	—	28,503	278,165

(1)Amounts in this column reflect a discretionary bonus.

(2)Reflects the aggregate grant date fair value of restricted stock awards granted during the applicable year. The assumptions used in the valuation of these awards are included in Note 15 to our audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2022, as filed with the Securities and Exchange Commission.

(3)Reflects the aggregate grant date fair value of option awards granted during the applicable year. The value is the amount recognized for financial statement reporting purposes in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in the valuation of these awards are included in Note 15 to our audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2022, as filed with the Securities and Exchange Commission.

(4)The amounts in this column reflect what Oconee Federal Savings and Loan Association paid for, or reimbursed, the applicable named executive officer for certain benefits and perquisites. A break-down of the various elements of compensation in this column for 2022 is set forth in the following table.

All Other Compensation
Name	Auto Expenses ($)	Country Club Dues ($)	Board Fees ($)(a)	Employer Contributions to 401(k) Plan ($)	ESOP Allocation ($)(b)	Life Insurance Premiums Paid ($)	Unvested Stock Dividends ($)	Total All Other Compensation ($)
Curtis T. Evatt	10,069	4,260	30,240	11,266	17,675	503	—	74,013
C. Todd Latiff	4,973	—	—	8,544	16,397	420	720	31,054
John W. Hobbs	8,044	—	—	7,253	11,805	812	1,200	29,114
David H. Stafford	7,260	3,000	—	7,752	13,299	231	900	32,442

(a)The amounts in this column include a discretionary bonus of $1,440.

(b)The amounts in this column are based on the fair market value of our common stock on June 30, 2022 of $21.66 per share.

Stock Based Compensation

Outstanding Equity Awards at Fiscal Year End. Set forth below is certain information regarding outstanding equity awards granted to the named executive officers as of June 30, 2022.

Outstanding Equity Awards at Fiscal Year-End
	Option awards				Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)(1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)
Curtis T. Evatt	—	—	—	—	—	—
C. Todd Latiff	7,700	—	20.01	1/23/2025	—	—
John W. Hobbs	4,000	3,000	29.33	12/22/2027	—	—
John W. Hobbs	1,000	4,000	23.16	6/21/2031	4,800	103,968
David H. Stafford	—	1,000	19.40	2/5/2026	2,500	54,150

(1)The option and restricted stock awards were granted on January 23, 2015 with respect to Mr. Latiff, December 22, 2017 and June 21, 2021 with respect to Mr. Hobbs and February 5, 2016 and June 21, 2021 with respect to Mr. Stafford. Awards made during 2021 vest ratably over five years, commencing on the first anniversary of the date of grant and continuing on each anniversary thereafter, with other awards vesting ratably over seven years.

(2)The amounts in this column are based on the fair market value of our common stock on June 30, 2022 of $21.66 per share.

Benefit Plans and Agreements

Employment Agreement. Oconee Federal Savings and Loan Association entered into an amended and restated employment agreement with Mr. Curtis T. Evatt, effective as of January 1, 2017. The agreement has an initial term of three years. Commencing on the first anniversary of the agreement and on each subsequent anniversary thereafter, the agreement will be renewed for an additional year so that the remaining term will be three years, unless a notice is provided to the executive that the agreement will not renew. The current base salary for Mr. Evatt is $291,000. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other fringe benefit plans applicable to executive employees, including automobile and club membership benefits. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (a) failure to appoint the executive to the executive position set forth in the agreement, (b) a material change in the executive’s function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of executive’s position, (c) relocation of the executive’s office by more than 20 miles, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is part of a reduction that is generally applicable to officers or employees of Oconee Federal Savings and Loan Association, or (e) a material breach of the employment agreement by Oconee Federal Savings and Loan Association, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years. In addition, the executive would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under Oconee Federal Savings and Loan Association’s defined contribution plans (e.g., 401(k) Plan, ESOP) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or if such coverage is not permitted by applicable law or would result in an excise tax or additional tax (other than ordinary income tax), the executive will receive a cash lump sum payment equal to the premiums payable by the executive to obtain similar benefits, to the extent that such payment does not result in a tax penalty or violate applicable law.

In the event of a change in control of Oconee Federal Savings and Loan Association or Oconee Federal Financial Corp., followed by the executive’s involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three times the sum of (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive with respect to the three completed fiscal years prior to the change of control, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive’s behalf under Oconee Federal Savings and Loan Association’s defined contribution plans (e.g., 401(k) Plan, ESOP) if the executive had continued working for an additional 36 months after termination of employment, earning the salary that would have been achieved during such period. In addition, Mr. Evatt would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for 36 months following the termination of employment, or if such coverage is not permitted by applicable law or would result in an excise tax or additional tax (other than ordinary income tax), the executive will receive a cash lump sum payment equal to the premiums payable by the executive to obtain similar benefits, to the extent that such payment does not result in a tax penalty or violate applicable law. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

Under the employment agreement, if Mr. Evatt becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by Oconee Federal Savings and Loan Association, plus, if amount paid under such disability programs are less than the executive’s base salary, Oconee Federal Savings and Loan Association shall pay the executive an additional amount equal to the difference between such disability plan benefits and the amount of the executive’s base salary for the longer of one year or the remaining term of the employment agreement following the termination of employment due to disability. Under the agreement, Oconee Federal Savings and Loan Association will also provide the executive with continued life insurance and non-taxable medical and dental coverage until the earlier of (i) the date the executive returns to full-time employment with Oconee Federal Savings and Loan Association, (ii) the executive’s full-time employment with another employer, (iii) the expiration of the remaining term of the employment agreement, or (iv) death, or if such coverage is not permitted by applicable law or would result in an excise tax or additional tax (other than ordinary income tax), the executive will receive a cash lump sum payment equal to the premiums payable by the executive to obtain similar benefits, to the extent that such payment does not result in a tax penalty or violate applicable law.

In the event of Mr. Evatt’s death, his estate or beneficiaries will be paid the executive’s base salary for one year from executive’s death, and his family will be entitled to continued non-taxable medical, dental and other insurance for twelve months following the executive’s death, or if such coverage is not permitted by applicable law or would result in an excise tax or additional tax (other than ordinary income tax), the executive will receive a cash lump sum payment equal to the premiums payable by the executive to obtain similar benefits, to the extent that such payment does not result in a tax penalty or violate applicable law.

Upon termination of the executive’s employment, the executive shall be subject to certain restrictions on his ability to compete, or to solicit business or employees of Oconee Federal Savings and Loan Association and Oconee Federal Financial Corp. for a period of one year following termination of employment.

401(k) Plan. Oconee Federal Savings and Loan Association maintains the Oconee Savings and Loan Association 401(k) Profit Sharing Plan (“401(k) Plan”). Employees who have attained age 21 and completed 90 consecutive days of employment are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For calendar 2022, the salary deferral contribution limit is $20,500, provided, however, that a participant over age 50 may contribute an additional $6,500, for a total contribution of $27,000. In addition to salary deferral contributions, Oconee Federal Savings and Loan Association may make matching contributions and profit sharing contributions. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of his or her termination of employment with Oconee Federal Savings and Loan Association.

Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options.

Employee Stock Ownership Plan. In 2011, Oconee Federal Savings and Loan Association adopted an employee stock ownership plan (the “ESOP”) for eligible employees. Eligible employees who have completed 1,000 hours of service during a continuous 12-month period (a “year of service”) will begin participation in the ESOP upon the first entry date commencing on or after the eligible employee’s completion of a year of service.

The ESOP owns, on behalf of the ESOP participants, 173,929 shares of our common stock. The ESOP funded its stock purchase with a loan from Oconee Federal Financial Corp. The loan is repaid through Oconee Federal Savings and Loan Association’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the 25-year term of the loan. The interest rate for the ESOP loan is currently 3.25%, and adjusts annually to a rate equal to the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the loan is repaid. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Each participant will vest in his or her benefit at a rate of 20% per year, beginning after the participant’s completion of his or her second year of service, such that the participant will be fully vested upon completion of six years of credited service. A participant also will become fully vested automatically in his or her benefit upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, a participant will receive a distribution from the ESOP upon separation from service.

The ESOP permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Oconee Federal Savings and Loan Association records a compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to each participant’s account. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in Oconee Federal Financial Corp.’s earnings.

2012 Equity Incentive Plan. In 2012, our stockholders approved the Oconee Federal Financial Corp. 2012 Equity Incentive Plan (the “Equity Incentive Plan”) to provide officers, employees and directors of Oconee Federal Financial Corp. and Oconee Federal Savings and Loan Association with additional incentives to promote the growth and performance of Oconee Federal Financial Corp. No new awards may be made under the Equity Incentive Plan.

The Equity Incentive Plan authorized the issuance of up to 435,472 shares of our common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards, provided that no more than 124,420 shares could be issued as restricted stock awards, and no more than 311,052 shares could be issued pursuant to the exercise of stock options. The Equity Incentive Plan has expired for the grant of new awards.

Director Compensation

The following table sets forth for the fiscal year ended June 30, 2022 certain information as to the total remuneration we paid to our directors other than to Curtis T. Evatt. Information with respect to director fees paid to Mr. Evatt is included above in “—Executive Compensation—Summary Compensation Table.”

Director Compensation
Name	Fees earned or paid in cash ($)(1)	All Other Compensation ($)(2)	Total ($)
Harry B. Mays, Jr.	36,540	—	36,540
Robert N. McLellan, Jr.	43,155	—	43,155
W. Maurice Poore	36,540	—	36,540
Cecil T. Sandifer, Jr.	36,540	—	36,540

(1)Amounts include a discretionary bonus of $1,440 for Messrs. Mays, Sandifer and Poore, and $1,755 for Mr. McLellan.

(2)For the year ended June 30, 2022, no director received perquisites or personal benefits which exceeded $10,000.

For the year ended June 30, 2022, each director of Oconee Federal Savings and Loan Association was paid a monthly retainer of $2,400. In addition, Robert N. McLellan, Jr. was paid a monthly retainer of $525 for services as Chairman of the Board, and each member of the audit committee was paid a monthly retainer of $525.

The directors of Oconee Federal Savings and Loan Association also serve as directors of Oconee Federal Financial Corp., and do not receive any additional fees for service on the Board of Directors or any committee of the Board of Directors of Oconee Federal Financial Corp.

PROPOSAL II – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our President and Chief Executive Officer and our three other most highly compensated executive officers (“Named Executive Officers”) is described in “Executive Compensation.” Stockholders are urged to read this section of the Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

Stockholders will be asked at the annual meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

“RESOLVED, that the compensation paid to Oconee Federal Financial Corp.’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on our Board of Directors. Although non-binding, our Board of Directors and our Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. Our Board of Directors and our Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

The Board of Directors unanimously recommends that you vote “FOR” the resolution set forth in Proposal II.

PROPOSAL III—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Oconee Federal Financial Corp. has approved the engagement of Elliott Davis LLC to be our independent registered public accounting firm for the year ending June 30, 2023, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Elliott Davis LLC for the year ending June 30, 2023. A representative of Elliott Davis LLC is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Elliott Davis LLC during the years ended June 30, 2022 and 2021:

Audit Fees. The aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements was $71,892 and $67,228 during the years ended June 30, 2022 and 2021, respectively.

Audit Related Fees. We had no fees billed to us for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the financial statements during the years ended June 30, 2022 or 2021.

Tax Fees. The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $25,875 and $24,550 during the years ended June 30, 2022 and 2021, respectively.

All Other Fees. We had no other fees billed to us during the years ended June 30, 2022 and 2021, respectively.

The Audit Committee has adopted a pre-approval policy, and preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.

The Board of Directors recommends a vote “FOR” the ratification of Elliott Davis LLC as independent registered public accounting firm for the year ending June 30, 2023.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Oconee Federal Financial Corp.’s executive office, 201 East North Second Street, Seneca, South Carolina 29678, no later than June 16, 2023. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

In order to be brought before an annual meeting of stockholders, any new business proposed by a stockholder must be stated in writing and received by our Secretary not less than five days prior to the date of the annual meeting. The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the proposal desired to be brought before the annual meeting; (ii) the business, as well as the name and address of the stockholder making the proposal; and (iii) the number of shares of Oconee Federal Financial Corp.’s common stock owned of record by the stockholder.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, and (C) such person’s written consent to serve as a director; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder, and (B) the class and number of shares that are owned of record by such stockholder; and (iii) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

In order to solicit proxies in support of director nominees other than the Oconee Federal Financial Corp.’s nominees for our 2023 Annual Meeting of Stockholders, a person must provide notice postmarked to our executive office, 115 East North Second Street, Seneca, South Carolina 29678, or transmitted electronically to director.nominee@oconeefederal.com, no later than October 18, 2023. Any such notice and solicitation will be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Oconee Federal Financial Corp. Oconee Federal Financial Corp. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Oconee Federal Financial Corp. may solicit proxies personally or by telephone without additional compensation.

A COPY OF OCONEE FEDERAL FINANCIAL CORP.’S 2022 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, 201 EAST NORTH SECOND STREET, SENECA, SOUTH CAROLINA 29678 OR BY CALLING (864) 882-2765.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Oconee Federal Financial Corp.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2022 Annual Report to Stockholders are each available on the Internet at https://oconeefederal.q4ir.com/proxy-materials/default.aspx

By Order of the Board of Directors

Harry B. Mays, Jr.
  Secretary

Seneca, South Carolina
October 14, 2022

REVOCABLE PROXY
OCONEE FEDERAL FINANCIAL CORP.
ANNUAL MEETING OF STOCKHOLDERS
November 17, 2022

The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the main office of Oconee Federal Savings and Loan Association, 115 East North Second Street, Seneca, South Carolina 29678 on November 17, 2022 at 4:30 p.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as indicated below.

		FOR	WITHHOLD
1.	The election of Harry B. Mays and Cecil T. Sandifer, Jr., each to serve for a three-year term.	☐	☐

INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN
2.	The approval of an advisory, non-binding resolution with respect to the executive compensation.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	The ratification of the appointment of Elliott Davis LLC as the Company’s independent registered public accounting firm for the year ending June 30, 2023.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of Proposals 1, 2 and 3.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1, 2 AND 3 ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated October 14, 2022 and the 2022 Annual Report to Stockholders.

Dated:	☐ Check Box if You Plan to Attend Annual Meeting
PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER
SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

OCONEE FEDERAL FINANCIAL CORP.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2022 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT

https://oconeefederal.q4ir.com/proxy-materials/default.aspx